                                PROMISSORY NOTE


$70,642                                                    San Diego, California
                                                                October 26, 1995

    For value received, the undersigned hereby promises to pay to DAOU SYSTEMS, INC., a California corporation, or order (the "Holder") at San Diego, California, the principal amount of Seventy thousand six hundred forty two dollars ($70,642), plus interest accrued thereon.

    This Promissory Note will bear six percent (6%) simple interest per annum,
whether prior to or after maturity.   All principal and accrued interest will be
due and payable in one lump sum on the earlier to occur of (a) October 24, 2000, and (b) the business day next preceding the date of filing of the initial draft of a registration statement with respect to a firm commitment underwritten public offering under the Securities Act of 1933 covering the offer and sale of the Company's Common Stock. This promissory Note may be prepaid, in whole or part, at any time without premium or penalty.

    The provisions of this Promissory Note are intended by Maker to be severable and divisible and the invalidity or unenforceability of a provision or term in this Note will not invalidate or render unenforceable the remainder of this Promissory Note or any part thereof.

    This Promissory Note will be governed by and construed and interpreted in accordance with the internal laws of the State of California.






                                /s/ Georges Daou
                               ------------------------------------------------
                               Georges Daou

WITNESS:

 /s/ Neil Cassidy
---------------------------------------
Name: Neil Cassidy


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[logo]

                                     RECEIPT


     DAOU SYSTEMS, INC., does hereby acknowledge receipt of ($70,642) as partial payment of those certain loans to Georges J. Daou as referenced in Attachment 2.10 (b(iii)1) to the Schedule of Exceptions.



Dated: October 26, 1995                 DAOU SYSTEMS, INC.


                                        By:  /s/ Neil Cassidy
                                           ---------------------------------
                                         Neil Cassidy, Director of Finance


















10360 Sorrento Valley Road - San Diego, California 92121 - TEL: (619) 452-221
FAX: (612) 452-1338